LIBERTY MONEY MARKET FUND

                     SUPPLEMENT TO CLASS A, B, C PROSPECTUS

The Fund's prospectus is revised as follows:

(1) The "Annual Fund Operating Expenses" and "Example Expenses" tables appearing in the section The Fund - Your Expenses are replaced with the following:


Annual Fund Operating Expenses (deducted directly from Fund assets)

                                             Class A     Class B     Class C

Management fee (1) (%)                        0.49        0.49        0.49
------------------------------------------- ----------- ----------- -----------
------------------------------------------- ----------- ----------- -----------
Distribution and service (12b-1) fees (%)     0.00        1.00 (2)    1.00 (2)
------------------------------------------- ----------- ----------- -----------
------------------------------------------- ----------- ----------- -----------
Other expenses (%)                            0.52        0.52        0.52
------------------------------------------- ----------- ----------- -----------
Total annual fund operating expenses (%)      1.01        2.01 (2)    2.01 (2)


Example Expenses (your actual costs may be higher or lower)

Class                                 1 Year     3 Years    5 Years    10 Years

Class A                                 $103    $   322     $  558     $1,236
------------------------------------ ---------- --------- ---------- ----------
Class B: did not sell your shares       $204    $   630     $1,083     $2,079
         sold all your shares at
           the end of the period        $704    $   930     $1,283     $2,079
------------------------------------ ---------- --------- ---------- ----------
Class C: did not sell your shares       $204    $   630     $1,083     $2,338
         sold all your shares at
           the end of the period        $304    $   630     $1,083     $2,338

(1) Prior to July 29, 2002, the management fee was paid by the SR&F Cash Reserves Portfolio, in which the Fund invested all of its assets as part of a master fund/feeder fund structure.
(2) The Fund's advisor has voluntarily agreed to reimburse a portion of the 12b-1 fee for Class B shares and the Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the actual 12b-1 fee for Class B and C shares would be 0.83% and 0.83% and 0.40%, respectively, and total annual fund operating expenses for Class B and C shares would be 1.84% and 1.41%, respectively. These arrangements may be modified or terminated by the advisor or distributor at any time.


(2) The third paragraph under the caption "Investment Advisor" in the section Managing the Fund is replaced with the following:

For the 2002 fiscal year, aggregate advisory fees paid to Stein Roe by the Fund amounted to 0.49% of the average daily net assets of the Fund.

                                                                   July 29, 2002